                                                                    EXHIBIT 25-H

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY

                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|
                          ___________________________
                             THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                          ___________________________

                           Phillips Petroleum Company
              (Exact name of obligor as specified in its charter)


Delaware                                                    73-0400345
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

Phillips Petroleum Company
Phillips Building
Bartlesville, Oklahoma                                      74004
(Address of principal executive offices)                    (Zip code)

                          ___________________________
           Guarantee of Preferred Securities of Phillips 66 Capital V
                      (Title of the indenture securities)

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1.  General information.  Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

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                      Name                                        Address
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    Superintendent of Banks of the State of     2 Rector Street, New York, N.Y.
    New York                                    10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York            33 Liberty Plaza, New York, N.Y.
                                                10045

    Federal Deposit Insurance Corporation       Washington, D.C.  20429

    New York Clearing House Association         New York, New York   10005

    (b)  Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of June, 1999.

                              THE BANK OF NEW YORK

                              By:       /s/MICHELE L. RUSSO
                                 ------------------------------------------
                                  Name     MICHELE L. RUSSO
                                  Title    ASSISTANT TREASURER

                                                                       EXHIBIT 7

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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


ASSETS                                                         Dollar Amounts
                                                                In Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency and
  coin...........................................                $ 4,508,742
 Interest-bearing balances.......................                  4,425,071
Securities:
 Held-to-maturity securities.....................                    836,304
 Available-for-sale securities...................                  4,047,851
Federal funds sold and Securities purchased
 under agreements to resell......................                  1,743,269
Loans and lease financing receivables:
 Loans and leases, net of unearned
  income.........................................                 39,349,679
 LESS: Allowance for loan and
  lease losses...................................                    603,025
 LESS: Allocated transfer risk
  reserve........................................                     15,906
 Loans and leases, net of unearned income,
  allowance, and reserve.........................                 38,730,748
Trading Assets...................................                  1,571,372
Premises and fixed assets (including capitalized
 leases).........................................                    685,674
Other real estate owned..........................                     10,331
Investments in unconsolidated subsidiaries and
 associated companies............................                    182,449
Customers' liability to this bank on acceptances
 outstanding.....................................                  1,184,822
Intangible assets................................                  1,129,636
Other assets.....................................                  2,632,309
                                                                 -----------
Total assets.....................................                $61,688,578
                                                                 ===========

LIABILITIES
Deposits:
 In domestic offices.............................                $25,731,036
 Noninterest-bearing.............................                 10,252,589
 Interest-bearing................................                 15,478,447
 In foreign offices, Edge and Agreement
  subsidiaries, and IBFs.........................                 18,756,302
 Noninterest-bearing.............................                    111,386
 Interest-bearing................................                 18,644,916
Federal funds purchased and Securities sold
 under agreements to repurchase..................                  3,276,362
Demand notes issued to the U.S.Treasury..........                    230,671
Trading liabilities..............................                  1,554,493
Other borrowed money:
 With remaining maturity of one year or less.....                  1,154,502
 With remaining maturity of more than one year
  through three years............................                        465
 With remaining maturity of more than three years                     31,080
Bank's liability on acceptances executed and
 outstanding.....................................                  1,185,364
Subordinated notes and debentures................                  1,308,000
Other liabilities................................                  2,743,590
                                                                 -----------
Total liabilities................................                 55,971,865
                                                                 ===========

EQUITY CAPITAL
Common stock.....................................                  1,135,284
Surplus..........................................                    764,443
Undivided profits and capital reserves...........                  3,807,697
Net unrealized holding gains (losses) on
 available-for-sale securities...................                     44,106
Cumulative foreign currency translation
 adjustments.....................................               (     34,817)
                                                                 -----------
Total equity capital.............................                  5,716,713
                                                                 -----------
Total liabilities and equity capital.............                $61,688,578
                                                                 ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Reyni       |
Alan R. Griffith      |            Directors
Gerald L. Hassell     |